UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 27, 2017
NOVATION COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-22897	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 Grand Boulevard, Suite 201B, Kansas City, MO 64106
(Address of principal executive offices) (Zip Code)
(816) 237-7000
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]

Explanatory Note

On August 2, 2017, Novation Companies, Inc. (“Novation” or the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) disclosing that the Company had acquired all of the capital stock of Healthcare Staffing, Inc. (“HCS”), through the Company’s wholly-owned subsidiary Novation Holding, Inc. (“NHI”), pursuant to the terms of a Stock Purchase Agreement, dated as of February 1, 2017 (as amended, the “Purchase Agreement”), by and among the Company, NHI, HCS and Butler America, LLC.

This Amendment No. 1 to the Initial Form 8-K amends and supplements Item 9.01 of the Initial Form 8-K to provide the required financial statements and pro forma financial information under Item 9.01(a) and (b).

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of HCS as of and for the years ended January 1, 2017 and December 27, 2015 are attached as Exhibit 99.1. The unaudited condensed financial statements of HCS as of and for the six months ended July 2, 2017 and June 26, 2016 are attached as Exhibit 99.2.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined consolidated financial information of Novation and HCS as of and for the six months ended June 30, 2017 and for the year ended December 31, 2016 are attached as Exhibit 99.3.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Frazier Deeter, LLC.
99.1	Audited financial statements of Healthcare Staffing, Inc. as of and for the years ended January 1, 2017 and December 27, 2015.
99.2	Unaudited condensed financial statements of Healthcare Staffing, Inc. as of and for the six months ended July 2, 2017 and June 26, 2016.
99.3
Unaudited pro forma condensed combined consolidated financial statements of Novation Companies, Inc. and Healthcare Staffing, Inc. as of and for the six months ended June 30, 2017 and for the year ended December 31, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVATION COMPANIES, INC.

DATE: January 11, 2018	/s/ Carolyn K. Campbell Carolyn K. Campbell Chief Financial Officer

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